UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2006

Ziff Davis Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-99939	36-4355050
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28 East 28th Street, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-503-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 17, 2006, David Wittels resigned as a director of the Registrant (and its indirect wholly-owned subsidiary, Ziff Davis Media Inc.). Effective January 19, 2006, Susan E. Alderton was appointed to the respective boards of directors of, and to chair the respective Audit Committees of, the Registrant and Ziff Davis Media Inc. For her service, Ms. Alderton will receive a monthly payment of $4,166.67 and will participate in the Registrant’s management incentive plan on terms to be determined.

In addition, in connection with a restructuring of the Registrant’s operations, the Registrant is eliminating the position of Chief Operating Officer. Consequently, Bart W. Catalane will resign, effective January 31, 2006, from his positions as the Registrant’s President and Chief Operating Officer. Mr. Catalane will remain a member of the Registrant’s board of directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis Holdings Inc.

January 20, 2006	By:	Robert F. Callahan

Name: Robert F. Callahan
Title: Chief Executive Officer